UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017

REVOLUTION LIGHTING TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23590	59-3046866
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

177 Broad Street, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (203) 504-1111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As further described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders of Revolution Lighting Technologies, Inc. (the “Company”) held on May 2, 2017 (the “Annual Meeting”), the Company’s stockholders voted to approve Amendment No. 4 (the “Amendment”) to the Company’s 2013 Stock Incentive Plan, as amended (the “2013 Plan”), to increase the number of shares of the Company’s Common Stock available for issuance under the 2013 Plan from 1,100,000 to 1,600,000 shares.

The terms and provisions of the Amendment and the 2013 Plan are described in greater detail in Proposal No. 4 in the Company’s Definitive Proxy Statement for the Annual Meeting, which was filed on Schedule 14A with the Securities and Exchange Commission on March 23, 2017, and such description is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on May 2, 2017. At the Annual Meeting, each of Robert V. LaPenta, William D. Ingram, Stephen G. Virtue, Dennis McCarthy and James A. DePalma was elected to the Board of Directors for a one-year term expiring at the Company’s annual meeting of stockholders in 2018.

All matters voted upon at the Annual Meeting passed. The final voting results with respect to such matters are as follows:

Election of Directors

Name	For	Withhold	Broker Non-Votes
Robert V. LaPenta	12,115,021	190,595	4,078,898
William D. Ingram	12,116,183	189,433	4,078,898
Stephen G. Virtue	12,115,309	190,307	4,078,898
Dennis McCarthy	12,116,209	189,407	4,078,898
James A. DePalma	11,975,959	329,657	4,078,898

Proposals

Proposal	For	Against	Abstain	Broker Non- Votes
Ratification of RSM US LLP as the Company’s independent registered public accounting firm for fiscal 2017	16,358,030	15,510	10,974	0

Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2016	11,414,832	790,631	100,153	4,078,898

Approval of Amendment No. 4 to the 2013 Plan to increase the number of shares of Common Stock by 500,000 shares	12,102,348	189,676	13,592	4,078,898

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2017

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
James A. DePalma Chief Financial Officer